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               PRESTOLITE ELECTRIC HOLDING, INC. AND SUBSIDIARIES
                                  Exhibit 10.1

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT


         THIS AMENDMENT, dated as of December 31, 2001, by and between PRESOLITE ELECTRIC INCORPORATED, a Delaware corporation, of Ann Arbor, Michigan (herein call "Company"), and COMERICA BANK, a Michigan banking corporation, of Detroit, Michigan (herein called "Bank").

                              W I T N E S S E T H:

         WHEREAS, said parties desire to amend that certain Credit Agreement dated as of October 31, 2001, entered into by and between Company and Bank (herein called "Agreement"), to modify a definition;

         NOW, THEREFORE, IT IS AGREED as follows:

1. The definition of "EBITDA" set forth in Section 1 of the Agreement is hereby amended in its entirety as follows:

                  "EBITDA" shall mean for any period the sum of Consolidated Net Income for such period plus Consolidated Income Taxes, Consolidated Interest Expense and Consolidated depreciation, amortization and other non-cash charges for such period, plus the following charges to the extent they are taken during such period: (a) severance charges incurred in 2001, (b) special charges associated with actual or anticipated debt losses in Argentina recorded in 2001, (c) charges related to the Thermadyne and/or AMETEK transactions recorded in 2001,
         (d) any write-down associated with the sale of the manufacturing facility in Decatur, Alabama and/or the manufacturing facility located in San Lorenzo, Argentina, (e) foreign exchange gains or losses, and
         (f) gains or losses (net of taxes) incurred in connection with the repurchase by the Company of Senior Notes.

2. This Amendment shall be effective as of the date hereof. Except as modified hereby, all of the terms and conditions of the Agreement and the Revolving Credit Note shall remain in full force and effect. Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) the execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's certificate if incorporation or bylaws, and do not require the consent or approval of any governmental body, agency or authority, and this Amendment, and any other documents and instruments required under this Amendment or the Agreement, are valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections 9.1 through 9.5 and 9.8 through 9.16 of the Agreement are true and correct on and as of the date hereof, and the continuing representations and warranties of Company set forth in Section 9.6 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to


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               PRESTOLITE ELECTRIC HOLDING, INC. AND SUBSIDIARIES
Bank by Company in accordance with the Agreement; and (c) no Default for Event of Default has occurred and is continuing as of the date hereof.

         WITNESS the execution hereof as of the date and year first above written.



COMERICA BANK                               PRESTOLITE ELECTRIC
                                            INCORPORATED

By:     /s/  Peggy Cummins                  By:     /s/ Kenneth Cornelius
     ----------------------------                ----------------------------

Its:     First Vice President               Its:     Vice President
     ----------------------------                 ---------------------------

                                            By:     /s/ D. P. Chelminski
                                                  ---------------------------

                                            Its:    Vice President
                                                  ---------------------------


                              CONSENT OF GUARANTOR

         The undersigned guarantor hereby consents to the foregoing Amendment as of the date thereof and reaffirms and ratifies all of its existing obligations to Bank under the guaranty of the obligations of Company previously executed and delivered by it.

                                            PRESTOLITE ELECTRIC
                                            HOLDING INC.

                                            By:     /s/ Kenneth Cornelius
                                                 -----------------------------

                                            Its:     Vice President
                                                  ----------------------------






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